UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 25, 2002


                         ALLMERICA FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                        1-13754                 04-3263626
(State or other jurisdic-      (Commission File Number)    (I.R.S. Employer I.D.
 tion of Incorporation)                                         Number)



               440 Lincoln Street, Worcester, Massachusetts 01653
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (508) 855-1000
               (Registrant's Telephone Number including area code)



                                Page 1 of 5 pages
                             Exhibit Index on page 4

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Item 5.  Other Events.

On October 25, 2002, the Board of Directors of Allmerica Financial Corporation announced they have accepted the resignation of John F. O'Brien as President and Chief Executive Officer, effective immediately. Mr. O'Brien will continue as a Director of the Company and will be involved in the transition.

In addition, the Board of Directors elected Michael P. Angelini as its Chairman and established an Office of the Chairman, comprised of Mr. Angelini, J. Kendall Huber, Senior Vice President and General Counsel, Edward J. Parry, III, newly appointed President of Allmerica Asset Accumulation and AFC's Chief Financial Officer, and Robert P. Restrepo, Jr., President of Allmerica Property & Casualty Companies.


Item 7. Financial Statements and Exhibits.

Exhibit 99 Press Release dated October 25, 2002, announcing that the Board of Directors of Allmerica Financial Corporation have accepted the resignation of John F. O'Brien as President and Chief Executive Officer, effective immediately.


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SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Allmerica Financial Corporation
                                        Registrant

                               By:      /s/ Edward J. Parry III
                                        Edward J. Parry III
                                        Senior Vice President, Chief Financial
                                        Officer and Principal Accounting Officer



Date: October 25, 2002


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Exhibit Index

Exhibit 99 Press Release dated October 25, 2002, announcing that the Board of Directors of Allmerica Financial Corporation have accepted the resignation of John F. O'Brien as President and Chief Executive Officer, effective immediately.


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


Exhibit 99


Allmerica Financial Board Announces Management Changes

WORCESTER, Mass., October 25, 2002 - The Board of Directors of Allmerica Financial Corporation (NYSE: AFC) today announced they have accepted the resignation of John F. O'Brien as President and Chief Executive Officer, effective immediately. O'Brien will continue as a Director and will be involved in the transition.

In addition, the Board of Directors elected Michael P. Angelini as its Chairman and established an Office of the Chairman, comprised of Angelini, J. Kendall Huber, Senior Vice President and General Counsel, Edward J. Parry, III, newly appointed President of Allmerica Asset Accumulation and AFC's Chief Financial Officer, and Robert P. Restrepo, Jr., President of Allmerica Property & Casualty Companies. Angelini will continue as chairman and partner of the Worcester law firm Bowditch & Dewey, LLP, and has been an Allmerica Director since 1984. The Board also has established a Search Committee to select a replacement for O'Brien. Candidates will include current members of management.

O'Brien joined Allmerica in 1989. During his tenure at Allmerica, he led the company's successful conversion to a public company and several years of growth in each of Allmerica's business segments. "Jack O'Brien has led Allmerica through important changes over the past 13 years and the Board and I thank him for his service to the company," Angelini said. More recently, the extended decline in the equity markets has impacted Allmerica's asset accumulation business, which has resulted in the previously announced strategic reorganization of that business.

Allmerica Financial Corporation is the holding company for a diversified group of insurance and financial services companies based in Worcester, Mass. The companies provide property and casualty insurance, asset management and retirement products and services to individual and institutional clients throughout the country.



CONTACTS:            Media                            Investors
                     Michael F. Buckley               Henry P. St. Cyr
                     (508) 855-3099                   (508) 855-2959
                     mibuckley@allmerica.com          hstcyr@allmerica.com


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